-------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                     SECURITIES AND EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported)
                               January 24, 2000


                   Structured Asset Securities Corporation
         -----------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)



        Delaware                   333-68513              74-2440850
----------------------------    --------------         ------------------
State or Other Jurisdiction      (Commission            (I.R.S. Employer
   Of Incorporation)              File Number)         Identification No.)



     200 Vesey Street
     New York, New York                                       10285
-------------------------------                           ------------
(Address of Principal Executive                            (Zip Code)
          Offices)


      Registrant's telephone number, including area code: (212) 526-5594


                                   No Change
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events(1)
         ------------

     Attached as Exhibit 23 to this Current Report is the consent of PriceWaterhouseCoopers LLP to the use of such firm's name under the caption "Experts," and the incorporation by reference of such firm's report dated February 2, 1999 on its audits of the consolidated financial statements of MBIA Insurance Corporation and Subsidiaries, in the Prospectus (as defined herein) relating to Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2000-1, Mortgage Pass-Through Certificates (the "Certificates"). The Certificates are offered pursuant to a prospectus supplement, dated January 21, 2000 (the "Prospectus Supplement"), and a prospectus, dated January 15, 1999 (together with the Prospectus Supplement, the "Prospectus"), which were filed with the Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the "Act"). The Certificates are registered pursuant to the Act under a Registration Statement on Form S-3 (No. 333-68513) (the "Registration Statement").



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1 Capitalized terms used but not otherwise defined herein shall have the same meaning ascribed to them in the Prospectus.



Item 7.  Financial Statements; Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

         (a)   Not applicable.

         (b)   Not applicable.

         (c)   Exhibits:

               23.   Consent of Experts and Counsel

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      STRUCTURED ASSET SECURITIES
                                            CORPORATION



                                      By:  /s/ Ellen Kiernan
                                           -----------------------------
                                           Name:   Ellen Kiernan
                                           Title:  Vice President



Dated:  January 24, 2000

                                 EXHIBIT INDEX



Exhibit No.              Description                            Page No.
-----------              -----------                            --------

23                       Consent of Experts and Counsel             6

                   Exhibit 23 Consent of Experts and Counsel

                                                PricewaterhouseCoopers LLP
                                                1177 Avenue of the Americas
                                                New York, NY 10036
                                                Telephone (212) 596-8000
                                                Facsimile (212) 596-8910



                      CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the incorporation by reference in the Prospectus Supplement of Structured Asset Securities Corporation relating to Mortgage Pass-Through Certificates, Series 2000-1, of our report dated February 2, 1999, on our audits of the consolidated financial statements of MBIA Insurance Corporation and Subsidiaries as of December 31, 1998 and 1997 and for each of the three years in the period ended December 31, 1998. We also consent to the reference to our Firm under the caption "Experts."




                                       /s/ PricewaterhouseCoopers LLP
                                       ------------------------------
                                           PricewaterhouseCoopers LLP



January 24, 2000